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                                                                    EXHIBIT 23.2

[KPMG LOGO]

         1660 International Drive
         McLean, VA 22102


                         Independent Auditors' Consent


The Board of Directors
Quality Oncology, Inc.:


We consent to the use of our report included herein and to the references to our firm under the headings "Experts" and "Quality Oncology Selected Financial Data" in the registration statement.


                                  /s/ KPMG LLP


McLean, Virginia
August 22, 2002